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                                                                   EXHIBIT 10.25

                          IASIS HEALTHCARE CORPORATION
                             2004 STOCK OPTION PLAN

                            (ADOPTED ________, 2004)

1.   PURPOSE OF THE PLAN

         The purpose of the IASIS Healthcare Corporation (the "Company") 2004 Stock Option Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing the key employees, directors, service providers and consultants of the Company and its Affiliates with an appropriate incentive to encourage them to continue in the employ of the Company or Affiliate and to improve the growth and profitability of the Company.

2.   DEFINITIONS

         As used in this Plan, the following capitalized terms shall have the following meanings:

         (a) "Affiliate" shall mean the Company and any of its direct or indirect subsidiaries.

         (b) "Board" shall mean the Board of Directors of the Company or any committee appointed by the Board to administer the Plan pursuant to Section 3.

         (c) "Cause" shall mean, when used in connection with the termination of a Participant's Employment, unless otherwise provided in the Participant's Stock Option Grant Agreement, effective employment agreement or other written agreement with respect to the termination of a Participant's Employment, the termination of the Participant's Employment by the Company or an Affiliate on account of (i) dishonesty in the performance of such Participant's duties; (ii) the Participant's willful misconduct in connection with such Participant's duties or any act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates; (iii) a breach by a Participant of the



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Participant's duty of loyalty to the Company and its Affiliates; (iv) the
Participant's unauthorized removal from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate; or (v) the commission by the Participant of any felony or other serious crime involving moral turpitude. Any rights the Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the Employee or at law or in equity. If, subsequent to a Participant's termination of Employment, it is discovered that such Participant's Employment could have been terminated for Cause, the Participant's Employment shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

         (d) "Change in Control" shall mean any transactions or series of related transactions pursuant to which any Person (as defined in Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934, as amended from time to time (the "Exchange Act")) or "group" of Persons (as defined in Section 13(d) of the Exchange Act), (other than TPG Partners IV, LP and the other parties to the operating agreement of IASIS Investment LLC, a Delaware limited liability company, on the Effective Time or their respective affiliates), in the aggregate, directly or indirectly, acquires beneficially or of record, (i) equity of a Designated Person, as hereinafter defined, possessing the voting power to elect a majority of the Designated Person's governing body (whether by merger, consolidation, reorganization, combination, sale or transfer of equity, stockholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of a Designated Person's assets. For purposes of this Agreement, Designated Person shall mean IASIS Investment LLC and the Company. Notwithstanding the foregoing, in


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no event will a Change in Control occur as a result of the initial public offering of the Company's shares of common stock or any secondary offering to the public.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Commission" shall mean the U.S. Securities and Exchange
Commission.

         (g) "Common Stock" shall mean the ordinary shares of the Company, par value [US $0.01] per share.

         (h) "Company" shall mean IASIS Healthcare Corporation.

         (i) "Director" shall mean a member of the Board of Directors who is not at the time of reference an employee of the Company.

         (j) "Disability" shall mean a permanent disability as defined in the Company's or an Affiliate's disability plans, or as defined from time to time by the Company, in its discretion, or as specified in the Participant's Stock Option Grant Agreement, provided that in the event the Participant is party to an effective employment agreement with the Company or its Affiliates and such employment agreement contains a different definition of Disability, the definition of Disability contained in such employment agreement shall be substituted for the definition set forth above for all purposes hereunder.

         (k) "Eligible Employee" shall mean (i) any Employee who is a key executive of the Company or an Affiliate, or (ii) certain other Employees, directors, service providers or consultants who, in the judgment of the Board, should be eligible to participate in the Plan due to the services they perform on behalf of the Company or an Affiliate.

         (l) "Employment" shall mean employment with the Company or any Affiliate and shall include the provision of services as a director or consultant for the Company or any Affiliate. "Employee" and "Employed" shall have correlative meanings.


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         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Exercise Date" shall have the meaning set forth in Section 4.10 herein.

         (o) "Exercise Notice" shall have the meaning set forth in Section 4.10 herein.

         (p) "Exercise Price" shall mean the price that the Participant must pay under the Option for each share of Common Stock as determined by the Board for each Grant and specified in the Stock Option Grant Agreement.

         (q) "Fair Market Value" shall mean, as of any date:

         (1) prior to the existence of a Public Market for the Common Stock, the value per share of Common Stock as determined in good faith by the Board; or

         (2) on which a Public Market for the Common Stock exists, (i) closing price on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Board. The Fair Market Value of a share of Common Stock as of any such date on which the applicable exchange or inter-dealer quotation system through which trading in the Common Stock regularly occurs is closed shall be the Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Board. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair


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Market Value shall be determined by the Board in good faith to reflect the fair market value of a share of Common Stock.

         (r) "Financing Restriction" shall mean a restriction contained in any guarantee, financing or security agreement or document entered into by the Company or its Affiliates that restricts or prohibits the redemption of the Option(s).

         (s) "Good Reason" shall mean, unless otherwise specified in a Participant's Stock Option Grant Agreement, employment agreement or other written agreement with respect to the termination of a Participant's Employment,
(i) a material diminution in a Participant's duties and responsibilities other than a change in such Participant's duties and responsibilities that results from becoming part of a larger organization following a Change in Control, (ii) a decrease in a Participant's base salary or benefits other than a decrease in benefits that applies to all employees of the Company or its Affiliates otherwise eligible to participate in the affected plan, or (iii) a relocation of a Participant's primary work location more than 50 miles from the Participant's work location as in effect immediately prior to the Change in Control, without written consent; provided that, within 60 days following the occurrence of any of the events set forth herein, the Participant shall have delivered written notice to the Company of his intention to terminate his Employment for Good Reason, which notice specifies in reasonable detail the circumstances claimed to give rise to the Participant's right to terminate his Employment for Good Reason, and the Company shall not have cured such circumstances within 30 days following the Company's receipt of such notice.

         (t) "Grant" shall mean a grant of an Option under the Plan evidenced by a Stock Option Grant Agreement.

         (u) "Grant Date" shall mean the Grant Date as defined in Section 4.3 herein.


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         (v) "Incentive Stock Option" shall mean an Option granted to a
Participant [who is an employee of the Company or one of its Affiliates] which Option, at the date of grant, is intended to be an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (w) "Management Stockholders' Agreement" shall mean the Management Stockholders' Agreement, substantially in the form attached hereto as Exhibit B, or such other stockholders' agreement as may be entered into between the Company and any Participant.

         (x) Non-Qualified Stock Option" shall mean an Option granted to a Participant that is not intended to be an Incentive Stock Option.

         (y) "Option" shall mean the option to purchase Common Stock granted to any Participant under the Plan. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (z) "Option Spread" shall mean, with respect to any date of determination, with respect to an Option, the excess, if any, of the Fair Market Value of a share of Common Stock as of such date over the Exercise Price.

         (aa) "Participant" shall mean an Eligible Employee to whom a Grant of an Option under the Plan has been made, and, where applicable, shall include Permitted Transferees.

         (bb) "Permitted Transferee" shall have the meaning set forth in Section 4.6.

         (cc) "Person" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.


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         (dd) A "Public Market" for the Common Stock shall be deemed to exist for purposes of the Plan if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

         (ee) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (ff) "Stock Option Grant Agreement" shall mean an agreement, substantially in the form which is attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the Grant of each Option pursuant to the Plan.

         (gg) "Transfer" shall mean any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "Transferee" and "Transferor" shall have correlative meanings.

         (hh) "Vesting Date" shall mean the date an Option becomes exercisable as defined in Section 4.4 herein.

3.   ADMINISTRATION OF THE PLAN

         The Board shall administer the Plan, provided that the Board may appoint a committee to administer the Plan. In the event the Board appoints such a committee, such committee shall have the rights and duties of the Board in respect of the Plan. No member of the Board shall participate in any decision that specifically affects such member's interest in the Plan unless such decision also affects the Options of other Participants in the same manner.

         3.1 POWERS OF THE BOARD. In addition to the other powers granted to the Board under the Plan, the Board shall have the power: (a) to determine to which of the Eligible Employees Grants shall be made; (b) to determine the time or times when Grants shall be made


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and to determine the number of shares of Common Stock subject to each such
Grant; (c) to prescribe the form of and terms and conditions of any instrument evidencing a Grant; (d) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (e) to construe and interpret the Plan, such rules and regulations and the instruments evidencing Grants; and (f) to make all other determinations necessary or advisable for the administration of the Plan.

         3.2 DETERMINATIONS OF THE BOARD. Any Grant, determination, prescription or other act of the Board shall be final and conclusively binding upon all persons.

         3.3 INDEMNIFICATION OF THE BOARD. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Grant. To the full extent permitted by law, the Company shall indemnify and hold harmless each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such person, or such person's testator or intestate, is or was a member of the Board to the extent such criminal or civil action or proceeding relates to the Plan.

         3.4 COMPLIANCE WITH APPLICABLE LAW; SECURITIES MATTERS; EFFECTIVENESS OF OPTION EXERCISE. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Options, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded. In addition to the terms


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and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements and representations as the Board, in its sole discretion, deems advisable in order to comply with any such laws, regulations or requirements.

         The Company may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Common Stock pursuant to any Grant pending or to ensure compliance under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Common Stock pursuant to any Grant. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         3.5 INCONSISTENT TERMS. In the event of a conflict between the terms of the Plan and the terms of any Stock Option Grant Agreement, the terms of the Stock Option Grant Agreement shall govern.

         3.6 PLAN TERM. The Board shall not Grant any Options under this Plan on or after June 22, 2014. All Options which remain outstanding after such date shall continue to be governed by the Plan.

4.   OPTIONS

         Subject to adjustment as provided in Section 4.14 hereof, the Board may grant to Participants Options to purchase shares of Common Stock of the Company which, in the aggregate, do not exceed 1,168,000 shares of Common Stock provided that on each anniversary of June 22, 2004, prior to an initial public offering of the Company's shares of Common Stock, an additional 146,000 shares of Common Stock of the Company will be available for grant. No more than twenty-five percent of the shares of Common Stock reserved for issuance under the Plan may be granted as Incentive Stock Options and unless otherwise determined by the Board,


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no more than twenty-five percent of each Grant shall be an Incentive Stock
Option. To the extent that any Option granted under the Plan terminates, expires or is canceled without having been exercised, the shares covered by such Option shall again be available for Grant under the Plan.

         4.1 IDENTIFICATION OF OPTIONS. The Options granted under the Plan shall be clearly identified in the Stock Option Grant Agreement as either Incentive Stock Options or Non-Qualified Stock Options.

         4.2 EXERCISE PRICE. The Exercise Price of any Option granted under the Plan shall be such price as the Board shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Common Stock on the Grant Date for such Non-Qualified Stock Options but shall not be less than par value per share and with respect to such Incentive Stock Options shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date) and which shall be specified in the Stock Option Grant Agreement; provided that such price may not be less than the minimum price required by law.

         4.3 GRANT DATE. The Grant Date of the Options shall be the date designated by the Board and specified in the Stock Option Grant Agreement as of the date the Option is granted.

         4.4 VESTING DATE OF OPTIONS. Each Stock Option Grant Agreement shall indicate the date or conditions under which such Option shall become exercisable. Notwithstanding the foregoing, unless otherwise provided in a Participant's Stock Option Grant Agreement, if within the two-year period following a Change in Control the Participant's Employment is terminated by the Company or its Affiliates without Cause or by the Participant


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for Good Reason, all of the Participant's Options granted hereunder shall immediately become vested and exercisable.

         4.5 EXPIRATION OF OPTIONS. With respect to each Participant, such Participant's Option(s), or portion thereof, which have not become exercisable shall expire on the date such Participant's Employment is terminated for any reason unless otherwise specified in the Stock Option Grant Agreement. With respect to each Participant, each Participant's Option(s), or any portion thereof, which have become exercisable on the date such Participant's Employment is terminated shall, unless otherwise provided in the Participant's Stock Option Grant Agreement, expire on the earlier of (i) the commencement of business on the date the Participant's Employment is terminated for Cause; (ii) 90 days after the date the Participant's Employment is terminated for any reason other than Cause, death or Disability; (iii) one year after the date the Participant's Employment is terminated by reason of death or Disability; or (iv) the 10th anniversary of the Grant Date for such Option(s). For the avoidance of doubt, any Option, or portion thereof, that has become exercisable by a Permitted Transferee on account of the death of a Participant shall expire one year after the date such deceased Participant's Employment terminated by reason of death, unless otherwise provided in the Participant's Stock Option Grant Agreement. Notwithstanding the foregoing, the Board may specify in the Stock Option Grant Agreement a different expiration date or period for any Option granted hereunder, and such expiration date or period shall supersede the foregoing expiration period.

         4.6 LIMITATION ON TRANSFER. During the lifetime of a Participant, each Incentive Stock Option granted to him or her shall be exercisable only by the Participant. No Incentive Stock Option shall be assignable or transferable otherwise than by will or by the laws of decent and distribution.
Notwithstanding the foregoing, with respect to Non-Qualified Stock


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Options unless otherwise provided in the Stock Option Grant Agreement or by the
Board, during the lifetime of a Participant, each Non-Qualified Stock Option shall be exercisable only by such Participant. Upon the death of the Participant, such Participant's Option(s) shall be transferrable to his beneficiaries or his estate (a "Permitted Transferee").

         4.7 CONDITION PRECEDENT TO TRANSFER OF ANY OPTION. It shall be a condition precedent to any Transfer of any Option by any Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan, the Stock Option Grant Agreement and the Management Stockholder's Agreement as if he had been an original signatory thereto, except that any provisions of the Plan based on the Employment (or termination thereof) of the original Participant shall continue to be based on the Employment (or termination thereof) of the original Participant.

         4.8 EFFECT OF VOID TRANSFERS. In the event of any purported Transfer of any Options in violation of the provisions of the Plan, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.

         4.9 EXERCISE OF OPTIONS. A Participant may exercise any or all of his vested Options by serving an Exercise Notice on the Company as provided in
Section 4.10 hereto.

         4.10 METHOD OF EXERCISE. The Option shall be exercised by delivery of written notice to the Company's principal office (the "Exercise Notice"), to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise (the "Exercise Date"). Such notice shall
(a) specify the number of shares of Common Stock with respect to which the Option is being exercised, the Grant Date of such Option and the Exercise Date,
(b) be signed by the Participant, (c) prior to the existence of a Public Market for the Common Stock, indicate in writing that the Participant agrees to be bound by the Management


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Stockholders' Agreement, and (d) if the Option is being exercised by the
Participant's Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the Plan and Stock Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.7 hereof) and, prior to the existence of a Public Market for the Common Stock, by the Management Stockholders' Agreement. The Exercise Notice shall include payment in cash for an amount equal to the Exercise Price multiplied by the number of shares of Common Stock specified in such Exercise Notice or any method otherwise approved by the Board. In addition, the Participant shall be responsible for the payment of applicable withholding and other taxes in cash (or shares of Common Stock if approved by the Board) that may become due as a result of the exercise of such Option. The Board may, in its discretion, permit Participants to make the above-described payments in forms other than cash. The partial exercise of the Option, alone, shall not cause the expiration, termination or cancellation of the remaining Options.

         4.11 LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may only be granted to employees of the Company and its Affiliates. The aggregate fair market value (within the meaning of Section 422 of the Code) of the shares of Common Stock covered by "incentive stock options" (within the meaning of Section 422 of the Code) granted under the Plan and under any other plan, agreement or arrangement of the Company or any Affiliate thereof which may become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent, if any, that such aggregate fair market value limitation is exceeded, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions


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of such Incentive Stock Options shall remain unchanged. Additionally, no
Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         4.12 CERTIFICATES OF SHARES. Subject to Section 3.4 herein, upon the exercise of the Options in accordance with Section 4.10 and, prior to the existence of a Public Market for the Common Stock, upon execution of the Management Stockholders' Agreement, in the Board's sole discretion, certificates of shares of Common Stock shall be issued in the name of the Participant and delivered to such Participant or the ownership of such shares shall be otherwise recorded in a book-entry or similar system utilized by the Company as soon as practicable following the Exercise Date. Prior to the existence of a Public Market, no shares of Common Stock shall be issued to or recorded in the name of any Participant until such Participant agrees to be bound by and executes the Management Stockholders' Agreement.

         4.13 ADMINISTRATION OF OPTIONS.

         (a) Termination of the Options. The Board may, at any time, without amendment to the Plan or any relevant Stock Option Grant Agreement, terminate any and all Options then outstanding, whether or not exercisable, if the Board determines in good faith that permitting the Options to


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remain outstanding would violate any law or regulation or require the Company to register its securities under the Securities Act of 1933, as amended (the "Securities Act") or file reports under the Exchange Act if at such time the Company is not required to do so, provided, however, that the Company, in full consideration of such termination, shall pay with respect to any Option, or portion thereof, then outstanding, an amount equal to the Option Spread determined as of the date of termination multiplied by the number of shares of Common Stock underlying such Option. Such payment shall be made as soon as practicable after the payment amounts are determined, provided, however, that the Company shall have the option to make payments to the Participants by issuing a note to the Participant bearing a rate of interest equal to the average annual prime rate charged during the term of such note by a nationally recognized bank designated by the Board.

         (b) (i) Notwithstanding any other provision of this Plan or any Stock Option Grant Agreement to the contrary, the Company shall not be obligated or permitted to pay the Option Spread for any Option if (A) the payment of such Option Spread would be prohibited as a result of a Financing Restriction, (B) the payment of such Option Spread would violate any term or provision of the Certificate of Formation of the Company or (C) the Company has no funds legally available therefor under the laws of the State of Delaware.



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         (ii) In the event that the payment of the Option Spread by the Company is prevented solely by the terms of this Section 4.13(b), (A) the payment of such Option Spread will be postponed and will be made without the application of further conditions or impediments (other than as set forth in this Section 4.13(b)) at the first opportunity thereafter when the Company has funds legally available therefor and when the payment of such Option Spread will not be prohibited as a result of a Financing Restriction or in violation of any term or provision of the Certificate of Formation of the Company and (B) the Participant's right to receive payment of such Option Spread shall rank against other similar rights with respect to Options in respect thereof according to priority in time of the effective date of the event giving rise to any such right; provided, that any such right as to which a common date determines priority shall be of equal priority and shall share pro rata in any purchase payments made pursuant to Section 4.13(b)(ii)(A).

         (iii) In the event that the payment of the Option Spread for any Options is delayed pursuant to this Section 4.13(b), the Option Spread for such Options when the Option Spread is eventually paid as contemplated by this Section shall be the sum of (A) the Option Spread of such Options at the time that the Option Spread would have been paid but for the operation of this
Section 4.13(b), plus (B) an amount equal to the interest on such Option Spread for the period from the date on which the Option Spread would have been paid but for the operation of this Section 4.13(b) to the date on which such Option Spread is actually paid (the "Delay Period"), at an annual rate of interest equal to the average annual cost to the Company and its Affiliates of their bank indebtedness obligations outstanding during the Delay Period or, if there are no such obligations outstanding, the average annual prime rate charged during the


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Delay Period by JPMorgan Chase Bank or such other nationally recognized bank designated by the Board.

         (c) Amendment of Terms of Options. The Board may, in its absolute discretion, amend the Plan or terms of any Option, provided, however, that any such amendment (other than a termination as provided in subparagraph (a) above) shall not impair or adversely affect the Participants' rights under the Plan or such Option without such Participant's written consent.

         4.14 ADJUSTMENT UPON CHANGES IN COMPANY STOCK.

         (a) Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall make such adjustments with respect to the number of shares of Common Stock subject to grant under this Plan, the number of shares of Common Stock subject to the Options and/or the Exercise Price per share of Common Stock, as the Board may, in its absolute discretion, consider appropriate to prevent the enlargement or dilution of rights.

         (b) Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the Options outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the



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number of shares of Common Stock subject to any such Option would have received in such merger or consolidation (it being understood that if, in connection with such transaction, the stockholders of the Company retain their shares of Common Stock and are not entitled to any additional or other consideration, the Options shall not be affected by such transaction).

         (c) Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which the stock underlying such Options are exchanged and, incident thereto, make an equitable adjustment, as determined by the Board, in the exercise price of the options, or the number or kind of securities or amount of property subject to the options and/or, if appropriate, cancel, effective immediately prior to such event, any outstanding Option (whether or not exercisable or vested) and in full consideration of such cancellation pay to the Participant an amount in cash, with respect to each underlying share of Common Stock, equal to the excess of (1) the value, as determined by the Board in its discretion of securities and/or property (including cash) received by such holders of shares of Common Stock as a result of such event over (2) the Exercise Price, as the Board may consider appropriate to prevent dilution or enlargement of rights.

         (d) Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 4.14(a), (b)





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

or (c) hereof, the Board shall, in its absolute discretion, make such adjustments in the number and kind of shares or securities subject to Options outstanding on the date on which such change occurs and in the per-share Exercise Price of each such Option as the Board may consider appropriate to prevent dilution or enlargement of rights.

         (e) No Other Rights. Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, the Participants shall not have any rights by reason of (i) any subdivision or consolidation of shares of Common Stock or shares of stock of any class, (ii) the payment of any dividend, any increase or decrease in the number of shares of Common Stock, or (iii) any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, no issuance by the Company of shares of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Options or the Exercise Price of such Options.

5.   MISCELLANEOUS

         5.1 RIGHTS AS STOCKHOLDERS. The Participants shall not have any rights as stockholders with respect to any shares of Common Stock covered by or relating to the Options granted pursuant to the Plan until the date the Participants become the registered owners of such shares. Except as otherwise expressly provided in Sections 4.13 and 4.14 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

         5.2 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan shall confer upon the Participants any right with respect to the continuation of their Employment or




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

interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate Employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of the grant of any Option.

         5.3 NO OBLIGATION TO EXERCISE. The Grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

         5.4 RESTRICTIONS ON COMMON STOCK. The rights and obligations of the Participants with respect to Common Stock obtained through the exercise of any Option provided in the Plan shall be governed by the terms and conditions of the Management Stockholders' Agreement.

         5.5 NOTICES. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

         If to the Participant:

         To the most recent address shown on records of the Company or its Affiliate.

         If to the Company:

         IASIS Healthcare Corporation
         Dover Centre
         113 Seaboard Lane, Suite A200
         Franklin, TN 37067
         Attention: Board of Directors and Secretary


or to such other address as any party may have furnished to the other in writing in accordance herewith.



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

         5.6 DESCRIPTIVE HEADINGS. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

         5.7 SEVERABILITY. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company and Participants shall be enforceable to the fullest extent permitted by law.

         5.8 GOVERNING LAW. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the provisions governing conflict of laws.



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